October 31, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K Distribution Financial Services Floorplan Master Trust
   	Registration No. 033-70814-01

On behalf of Distribution Financial Services Floorplan Master Trust, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@ge.com at your earliest convenience.

Sincerely,

/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2003

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

New York                           033-70814-01               13-7031011
(State or other jurisdiction      (Commission               (IRS Employer
of organization)                  File Numbers)             identification No.)

c/o Wilmington Trust Company
520 Madison Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant's telephone number, including area code:   (212) 415-0545

Item 5.     Other Events.

Copies of the monthly Certificateholders' Statements are being filed as Exhibits 1, and 2 to this Current Report on Form 8-K.

Item 7.(c)  Exhibits.

Exhibit     Description

EX-1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 9/30/2003

EX-2	      Distribution Financial Services Floorplan Master Trust
            Distribution Date Statement Series 2000-2
            Reporting for period ending 9/30/2003

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST

By:	 CDF Floorplan Receivables, L.P.

By:	 CDF Floorplan Receivables, Inc.
	 Its General Partner

By:	 /s/ W. Steven Culp
Title: Controller





EX-1

CDF Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
Distribution Date                        10/15/2003
Collection Period Ending                  9/30/2003
Calculation Of Pool Balance
 1 Total "Office" Receivables                        3,038,930,642
 2 Discount Factor                                            0.50%
 3 End of month Pool Balance                         3,023,735,989

Total Trust Receivables-Delinquency
 4 NSF 1-30 Office                                          55,239
 5 SAU 1-30 Office                                      13,877,466
 6 Total                                                13,932,705
 7 Trust Receivables                                 3,038,930,642
 8 .75 % of Trust Receivables                                 0.75%
 9 Total                                                22,791,980
10 Amount in Excess                                              0

11 NSF 30+                                                 530,186
12 SAU 30+                                               3,228,273
                                                         3,758,459

Overconcentrations
13 End of month Pool Balance                         3,023,735,989
                                                        Limits         Actual     Excess
14 A/R Receivables                              20%    604,747,198    25,624,081        0

15 Asset Based Receivables                      20%    604,747,198   318,746,110        0

16 Dealer concentration top 8                  2.5%     75,593,400    99,927,210 24,333,810

17 Dealer concentration Other                    2%     60,474,720    32,008,445        0

18 Manufacturer Concentration Top 3             15%    453,560,398   305,075,413        0

19 Manufacturer Concentration Other             10%    302,373,599    86,114,220        0

20 Product Line Concentration:

21 CE & Appl                                    25%    755,933,997   112,669,125        0

22 MIS                                          25%    755,933,997   275,781,747        0

23 Motorcycle                                   25%    755,933,997   419,672,724        0

24 Marine                                       35%  1,058,307,596   676,007,613        0

25 RV                                           35%  1,058,307,596   857,162,911        0

26 Music                                        25%    755,933,997    59,312,631        0

27 Industrial Equipment                         25%    755,933,997   133,589,008        0

28 A/R                                          25%    755,933,997   344,370,191        0

29 Snowmobiles                                  25%    755,933,997    20,355,578        0

30 Other                                        25%    755,933,997   140,009,115        0
31 Delayed Funding Receivables                                       323,083,199

                                       7/31/2003      8/31/2003      9/30/2003    Average
32 Charge Offs to Receivables
   (Annualized)                          1.29%          0.25%          0.18%         0.57%
33 Payment Rate                          40.95%         39.48%         41.07%       40.50%

Net Receivable Rate - Current Month
34 Interest                                   5.38%
35 Discount                                   2.46%
36 Total                                      7.84%
37 Less Servicing                            -2.00%
38 Remaining                                  5.84%



EX-2

CDF Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             09/30/03
Collection Period       09/01/03 09/30/03
Determination Date      10/13/03
Distribution Date       10/15/03
                                                                Dealer
                                                                 Over-          Series          Series         Series        Series
                                                 Total       Concentration      2000-2          2000-2         2000-2        2000-2
                          Date                   Trust          Series           Total         Class A        Class B       Class C
Pool Balance
1 Beginning of Month
  Receivables                     08/31/03  3,039,384,343
2 Plus: Account Additions         09/01/03              -
3 Beginning of month
  Principal
  Receivables                     09/01/03  3,039,384,343
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         09/01/03  3,024,187,421
6 Beginning of month Dealer
  Overconcentrations              09/01/03     39,533,264
  Beginning of month
7 Unconcentrated
  Pool Balance                    09/01/03  2,984,654,157

8 End of month Principal
  Receivables                     09/30/03  3,038,930,642
9 Discount Factor                                0.50%
10End of mo Pool Balance          09/30/03  3,023,735,989
11End of month Dealer
  Overconcentrations              09/30/03     24,333,810
12End of month
  Unconcentrated Pool
  Balance                         09/30/03  2,999,402,179
13Overconcentrated %              09/30/03       0.80%
14Unconcentrated %                09/30/03      99.20%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 09/01/03                    39,533,264      500,000,000    477,500,000    15,000,000     7,500,000
16Allocation Percentage           09/01/03                       1.50%          18.94%          18.09%         0.57%         0.28%
17End of month Invested
  Amount                          09/30/03                    24,333,810      500,000,000    477,500,000    15,000,000     7,500,000
18Principal Payments
  Outstanding Principal           10/13/03                             -                -              -             -             -
19Balance                         10/15/03                    24,333,810      500,000,000    477,500,000    15,000,000     7,500,000
20Pool Factor                     10/15/03                                                       1.00000       1.00000       1.00000
Excess Funding Account
21End of month balance            09/15/03              -
22Determination Date
  Deposit                         10/15/03              -
  Distribution Date
23Disbursement                    10/15/03              -
  Excess Funding Account
24Balance                         10/15/03              -

Reserve Fund
25Required Amount                 10/15/03                                     17,500,000
26Beginning Balance               09/15/03                                     17,500,000
27Deposits              09/15/03  10/15/03                                         13,108
28Disbursements         09/15/03  10/15/03                                         13,108
29Ending Balance                  10/15/03                                     17,500,000

Collections
30Principal Allocation
  Percentage                      09/30/03                       0.82%          16.75%          16.00%         0.50%         0.25%
31Floating Allocation
  Percentage                      09/30/03                       0.82%          16.75%          16.00%         0.50%         0.25%

32Principal Collections 09/01/03  09/30/03  1,248,258,707      1,035,600
33Nonprincipal Collectio09/01/03  09/30/03     20,008,096         13,145
34Total Collections     09/01/03  09/30/03  1,268,266,803      1,048,745

Defaults
35Defaulted Amount      09/01/03  09/30/03        452,228
36Investor Default Amoun09/01/03  09/30/03                             -           75,759         72,350         2,273         1,136

Interest
37Monthly Interest                10/15/03                             -          579,209        545,146        20,500        13,563
38Interest Shortfall              10/15/03                             -                -              -             -             -
39Additional Interest             10/15/03                             -                -              -             -             -
40Total                           10/15/03                             -          579,209        545,146        20,500        13,563

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination               09/01/03                                    500,000,000    477,500,000    15,000,000     7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%         2.00%
43Servicing Fee         09/01/03  09/30/03                                        833,333        795,833        25,000        12,500
44Remaining Servicing Fee         10/15/03                                        833,333        795,833        25,000        12,500

Excess Servicing
45Nonprincipal Collectio09/01/03  09/30/03     20,008,096         13,145
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               09/01/03  09/30/03      1,309,742
47Floating Allocation
  Percentage                                                     0.82%          16.75%          16.00%         0.50%         0.25%
48Investor Nonprincipal
  Collections           09/01/03  09/30/03                        13,145        3,351,828      3,200,996       100,555        50,277
49Investor portion of
  Servicer Advance
  Less Reimbursement    09/01/03  09/30/03                             -          219,412        209,539         6,582         3,291

50Plus:  Investment Proc09/01/03  09/30/03                             -           15,025
51Less:
52Monthly Interest                10/13/03                             -          579,209        545,146        20,500        13,563
53Prior Monthly Interest          10/13/03                             -                -              -             -             -
54Additional Interest             10/13/03                             -                -              -             -             -
55Reserve Fund Deposit            10/13/03                             -                -              -             -             -
56Default Amount        09/01/03  09/30/03                             -           75,759         72,350         2,273         1,136
57Charge-Offs           09/01/03  09/30/03                             -                -              -             -             -
58Monthly Servicing Fee           10/15/03                             -          833,333        795,833        25,000        12,500
59Carry-over Amount               10/15/03                             -                -              -             -             -
60Carry-over Amount
     Additional Interest          10/15/03                             -                -              -             -             -
61Yield Supplement Dep.           10/15/03                             -                -
62Balance:  Excess Servi09/01/03  09/30/03                     13,145.00     2,097,964.00

Collection Account
63Beginning Balance               09/15/03                                              -
64Deposits              09/15/03  10/15/03                                        798,621
65Disbursements         09/15/03  10/15/03                                        798,621
66Ending Balance                  10/15/03                                              -

Interest Funding Account
67Beginning Balance               09/15/03                                              -
68Deposits              09/15/03  10/15/03                                        579,253
69Disbursements         09/15/03  10/15/03                                        579,253
70Ending Balance                  10/15/03                                            -

Principal Funding Account
71Beginning Balance               09/15/03                                              -
72Deposits              09/15/03  10/15/03                                              -
73Disbursements         09/15/03  10/15/03                                              -
74Ending Balance                  10/15/03                                              -

Yield Supplement Account
75Required Amount                 10/15/03                                      2,500,000
76Beginning balance               09/30/03                                      2,500,000
77Deposit               09/15/03  10/15/03                                          1,873
78Disbursements         09/15/03  10/15/03                                          1,873
79Ending balance                  10/15/03                                      2,500,000

Total Amount Distributed          10/15/03        579,209

Interest Rate for the Next Period
80One-month LIBOR       10/15/03  11/16/03          1.12000%
81Net Receivables Rate            09/30/03          5.84344%
